                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                                    October 28, 2004
Date of Report (Date of earliest event reported):  (October 22, 2004)
                                                 ------------------------------

                            ABERCROMBIE & FITCH CO.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     1-12107                 31-1469076
         --------------              ----------------          --------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         ------------------------------
                         (Former name or former address,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.
------------------------------------------------

         Item 1.01.  Entry into a Material Definitive Agreement.
         ------------------------------------------------------

MENDENHALL COMPENSATORY ARRANGEMENTS

         On October 22, 2004, Thomas D. Mendenhall ("Mendenhall") accepted Abercrombie & Fitch Co.'s (the "Registrant's") offer of employment to become Senior Vice President & General Manager - Abercrombie & Fitch and abercrombie of the Registrant. Prior to accepting such offer, Mendenhall had no business relationship with the Registrant or its subsidiaries. He had served as Worldwide Director of Merchandising for Gucci Group since 1995. The offer letter, which was executed by the Registrant on October 20, 2004, is filed as Exhibit 10.1 to this Current Report on Form 8-K (the "Mendenhall Offer Letter") and summarizes the compensatory arrangements between Mendenhall and the Registrant.

         Mendenhall is to receive an annual base salary of $700,000, which will be reviewed in March 2006 and at least annually thereafter. He will be paid a sign-on bonus in the amount of $50,000 (the "Sign-On Bonus"). If Mendenhall voluntarily resigns during his first 12 months of employment with the Registrant or is terminated for gross misconduct, he will be required to reimburse the Registrant for the full amount of the Sign-On Bonus.

         Mendenhall will be eligible to participate in the Registrant's Incentive Compensation Performance Plan (the "Incentive Compensation Plan") at a target payout level of 50% of his annual base salary, with a maximum annual payout of 100% of his annual base salary. His first payout under the Incentive Compensation Plan would occur in February 2005 in respect of the Fall 2004 selling season net income results and will be prorated based on his first day of employment with the Registrant (the "Mendenhall Employment Date"), which is currently anticipated to be November 29, 2004.

         On the Mendenhall Employment Date, Mendenhall will be granted non-qualified stock options ("Options") covering 75,000 shares of Class A Common Stock (the "Common Stock") of the Registrant and 15,000 restricted shares of Common Stock ("Restricted Shares"). The Options will have an exercise price equal to the closing price of the Registrant's Common Stock on the New York Stock Exchange on the Mendenhall Employment Date and become exercisable in four equal annual installments on the first, second, third and fourth anniversaries of the grant date.

The Restricted Shares will vest as to 10% on the first anniversary of the grant date, as to 20% on the second anniversary of the grant date, as to 30% on the third anniversary of the grant date and as to 40% on the fourth anniversary of the grant date.

         If the Registrant terminates Mendenhall's employment for any reason (other than resignation by Mendenhall or termination by the Registrant for cause) within 12 months of the Mendenhall Employment Date, the Registrant will continue to pay Mendenhall's base salary for a period of 12 months following the termination date.

         After one year of employment, Mendenhall will be eligible to participate in each of the "savings" portion and the "retirement" portion of the Abercrombie & Fitch Co. Savings & Retirement Plan (the "Qualified Plan") on the same terms as other participants in the Qualified Plan. Under the "savings" portion of the Qualified Plan, participants are eligible to defer up to 50% of their base salary and bonus (subject to the Internal Revenue Service maximum annual deferral limit for qualified plans) with the first 3% of base salary and bonus deferred (up to the Internal Revenue Service maximum considered compensation for qualified plans) matched by the Registrant at 100% and the next 2% of base salary and bonus deferred matched at 50%. Under the "retirement" portion of the Qualified Plan, participants receive an annual retirement contribution from the Registrant equal to 5% of their annual base salary below the Social Security wage base and 8% of the remainder of their annual base salary which is above the Social Security wage base but below the Internal Revenue Service maximum considered compensation for qualified plans.

         After 30 days of employment, Mendenhall will be eligible to participate in the "savings" portion of the Abercrombie & Fitch Nonqualified Savings and Supplemental Retirement Plan (the "Nonqualified Plan"), under which participants may defer up to 75% of their base salary each year and up to 100% of their bonus. The Registrant will match the first 3% deferred on a dollar-for-dollar basis. After one year of employment, Mendenhall will be eligible to participate in the "retirement" portion of the Nonqualified Plan, under which participants are eligible to receive an annual retirement contribution from the Registrant equal to 8% of their annual base salary which exceeds the Internal Revenue Service qualified plan considered compensation limit and a "make-up" match equal to the Registrant match forfeited in the "savings" portion of the Qualified Plan due to the Internal Revenue Service qualified plan considered compensation limit.

         Mendenhall will also be eligible to receive group term life insurance coverage in an amount equal to four times his annual base salary, subject to a maximum of $2,000,000 coverage. On his 31st calendar day of employment, he will also be eligible to participate in the Registrant's medical, dental, life and disability insurance plans, flexible spending account plan and employee assistance programs, under the terms outlined in the Mendenhall Offer Letter. Mendenhall will also be eligible to join the Registrant's fitness facility and receive discounts on qualifying purchases at the stores operated by the Registrant's subsidiaries, under the terms outlined in the Mendenhall Offer Letter.

KERNER SEPARATION ARRANGEMENTS

         On October 22, 2004, the Registrant received a letter of resignation from Carole L. Kerner ("Kerner") effective October 29, 2004 (the"Kerner Termination Date"). Kerner had served as Senior Vice President - General Merchandise Manager of the Registrant. Kerner will be paid her base salary through the Kerner Termination Date. Kerner will be reimbursed for relocation expenses (approximately $15,600) and will receive cash in the amount of $99,000 (less applicable taxes) representing the equivalent of the target payout she would have received under the Registrant's Incentive Compensation Plan in respect of the Fall 2004 selling season, prorated based on the Kerner Termination Date. Kerner's 15,156 restricted shares of Common Stock which will not have vested as of the Kerner Termination Date will be forfeited. Stock options covering 56,250 shares of Common Stock with an exercise price of $27.27 which will not have vested as of the Kerner Termination Date will also be forfeited by Kerner. Stock options covering 18,750 shares of Common Stock with an exercise price of $27.27 will remain exercisable by Kerner for a period of 90 days following the Kerner Termination Date.

         Item 1.02.  Termination of a Material Definitive Agreement.
         ----------------------------------------------------------

         The discussion under "Kerner Separation Arrangements" in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated herein by reference.

Section 8 - Other Events.
------------------------

         Item 8.01.  Other Events.
         ------------------------

         On October 22, 2004, Thomas D. Mendenhall ("Mendenhall") accepted the Registrant's offer of employment to become Senior

Vice President & General Manager - Abercrombie & Fitch and abercrombie. A copy of the offer letter is filed as Exhibit 10.1 to this Current Report on Form 8-K. Prior to accepting such offer, Mendenhall had no business relationship with the Registrant or its subsidiaries. He had served as Worldwide Director of Merchandising for Gucci Group since 1995.

         On October 22, 2004, the Registrant received a letter of resignation from Carole L. Kerner ("Kerner") effective October 29, 2004. Kerner had served as Senior Vice President - General Merchandise Manager of the Registrant.

         On October 28, 2004, the Registrant issued a news release (the "Dividend Release") announcing that its Board of Directors had declared a quarterly dividend of $0.125 per share on the Registrant's Common Stock. The dividend is payable on December 21, 2004 to stockholders of record on November 30, 2004. A copy of the Dividend Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.
---------------------------------------------

         Item 9.01.  Financial Statements and Exhibits.
         ---------------------------------------------

         (a)      Financial statements of businesses acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  Exhibit No.       Description
                  -----------       -----------

                      10.1 Letter providing terms of offer of employment, executed by Abercrombie & Fitch Co. on October 20, 2004 and accepted by Thomas D. Mendenhall on October 22, 2004

                      99.1 News release issued by Abercrombie & Fitch Co. on October 28, 2004 announcing declaration of quarterly cash dividend

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ABERCROMBIE & FITCH CO.


Dated:  October 28, 2004            By: /s/ Susan J. Riley
                                       -----------------------------------------
                                       Susan J. Riley
                                       Senior Vice President-Chief
                                       Financial Officer

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated October 28, 2004

                             Abercrombie & Fitch Co.


Exhibit No.       Description
-----------       -----------

   10.1 Letter providing terms of offer of employment, executed by Abercrombie & Fitch Co. on October 20, 2004 and accepted by Thomas D. Mendenhall on October 22, 2004

   99.1 News release issued by Abercrombie & Fitch Co. on October 28, 2004 announcing declaration of quarterly cash dividend